OPPENHEIMER SMALL CAP GROWTH FUND
                            Share Certificate (8-1/2" x 11")


I.    FACE OF CERTIFICATE (All text and other matter lies within
                  8-1/4" x 10-3/4" decorative border, 5/16" wide)

                  (upper left corner): NUMBER [of shares]

                  (upper right)  SHARES

                  (centered
                  below boxes)      Oppenheimer        Variable        Account
Funds

                  A MASSACHUSETTS BUSINESS TRUST
                  SERIES: OPPENHEIMER SMALL CAP GROWTH FUND

(at left)   THIS IS TO CERTIFY THAT             (at   right)    SEE    REVERSE
FOR
                                               CERTAIN DEFINITIONS

                                                (box with number)
                                                  CUSIP

      (at left)       is the owner of

      (centered)        FULLY PAID  SHARES OF BENEFICIAL
                        INTEREST OF


                        OPPENHEIMER SMALL CAP GROWTH FUND
            a series of OPPENHEIMER VARIABLE ACCOUNT FUNDS
            (hereinafter   called   the   "Fund"),    transferable   only   on
            the
            books of the Fund by the holder hereof in person or by
            duly authorized attorney, upon surrender of this
            certificate    properly    endorsed.    This    certificate    and
            the
            shares represented hereby are issued and shall be held
            subject to all of the provisions of the Declaration of
            Trust of the Fund to all of which the holder by
            acceptance    hereof    assents.    This    certificate   is   not
            valid
            until countersigned by the Transfer Agent.

            WITNESS    the    facsimile    seal   of   the    Fund   and   the
            signatures
            of its duly authorized officers.

      (signature                    Dated:            (signature
      at left of seal)                                at right of seal)

      /s/ George C. Bowen                       /s/ Bridget A. Macaskill
      _______________________                   ___________________
      TREASURER                                       PRESIDENT


                             (centered at bottom)
                        1-1/2" diameter facsimile seal
                                 with legend
                      OPPENHEIMER VARIABLE ACCOUNT FUNDS
                                     SEAL
                                     1984
                         COMMONWEALTH OF MASSACHUSETTS


(at lower right, printed
 vertically)                        Countersigned
                                    OPPENHEIMERFUNDS        SERVICES        (A
DIVSION
                                    OF OPPENHEIMERFUNDS, INC.)
                                    Denver (Colo.)      Transfer Agent

                                    By ____________________________
                                          Authorized Signature


II. BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)

      The   following   abbreviations,    when   used   in   the   inscription
on
the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
                        rights of survivorship and not
                        as tenants in common

UNIF      GIFT/TRANSFER      MIN      ACT     -      __________      Custodian
_______________
                                    (Cust)                  (Minor)

                                    UNDER                            UGMA/UTMA
___________________
                                                       (State)


Additional   abbreviations   may   also   be   used   though   not  on   above
list.

For   Value   Received    ................    hereby    sell(s),    assign(s),
and
transfer(s) unto








PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)


______________________________________________________________
          (Please print or type name and address of assignee)

______________________________________________________

__________________________________________________________
Shares of the beneficial interest represented by the within
Certificate, and do hereby irrevocably constitute and appoint
___________________________      Attorney     to     transfer     the     said
shares
on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                    Signed: __________________________

________________________________
                              (Both must sign if joint tenancy)

                              Signature(s) __________________________
                              guaranteed      Name of Firm or Bank
                              by:         _____________________________
                                                      Signature of
                                                       Officer

(text printed           NOTICE: The signature(s) to this assignment
vertically to right     must correspond with the name(s) as
of above paragraph)     written upon the face of the certificate
                        in every particular without alteration or enlargement or any change whatever.

(text printed in              Signatures    must    be    guaranteed    by   a
U.S.
box to left of                commercial bank or trust company,
signature(s)                  a Federally-chartered savings and loan
                              association,    a   foreign    bank   having   a
U.S.
                              firm of a national securities exchange.